UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-5770

Exact name of registrant as specified in charter:	The Chile Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Megan Kennedy Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	6/30/09

Item 1. Reports to Stockholders

THE CHILE FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2009
(unaudited)

CH-SAR-0609

LETTER TO SHAREHOLDERS (UNAUDITED)

August 27, 2009

Dear Valued Shareholder,

On behalf of our global associates, I would like to introduce you to Aberdeen. On December 31, 2008, Aberdeen Asset Management PLC signed an agreement to purchase parts of the asset management business of Credit Suisse. The closing of this transaction occurred on June 30, 2009.

Aberdeen PLC is the parent company of an asset management group managing assets for both institutional and retail clients from offices throughout the world. Over the past 25 years, Aberdeen has grown to become a global asset manager managing over $213 billion in assets principally on behalf of leading national and corporate pension funds, central banks and other financial institutions from 27 offices located around the world. Aberdeen has been managing North American registered closed-end funds since 2000 and with the closing of the Credit Suisse transaction now manages or serves as the sub-adviser to 11 North American registered closed-end funds aggregating $3.9 billion total assets as of June 30, 2009, coupled with 17 U.K. registered closed-end funds aggregating $3.1 billion total assets as of June 30, 2009. As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy I would like to highlight the new monthly factsheets which are posted on the Fund website (www.aberdeen-asset.us/usmutualfunds/closedhome). If you have any questions in relation to this information or suggestions on how to improve it further please either call us at 1-866-839-5205 or email InvestorRelations@aberdeen-asset.com. We would be delighted to hear from you.

This Semi-Annual Report for The Chile Fund, Inc. covers the activities for the six-month period ended June 30, 2009. This period has encompassed particularly difficult times in world stock markets, with many of the world's financial institutions demonstrating significant weaknesses in both processes and products. There was a consequent weakening in financial confidence around the world and unprecedented levels of government intervention in support of the financial markets.

Clarity And Consistency Remain Key

Aberdeen is committed to its established clear and consistent investment process across the globe. The commitment to completing thorough research for each investment is considered particularly important by us in this environment.

Share Price Performance

The Fund's share price increased 55.7% over the six months, from $9.82 on December 31, 2008 to $15.29 on June 30, 2009. The Fund's share price on June 30, 2009 represented a discount of 8.61% to the NAV per share of $16.73 on that date, compared with a discount of 11.13% to the NAV per share of $11.05 on December 31, 2008. At the date of this letter, the share price was $15.68, representing a discount of 4.51% to the NAV per share of $16.42.

Market Commentary

During the second quarter of 2009, the Fund's benchmark, Morgan Stanley Capital International Chile Index returned 34.2% in part due to positive commodity-led economic data. While portfolio restructuring has begun, it will modestly continue bringing the Fund inline with the Aberdeen investment process. The portfolio will maintain around 25 securities and aim to provide diversified exposure to the Chilean market.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Looking Ahead

Although the past six-months have represented a period of stock market volatility, the global economy has benefited from extensive fiscal stimulus from developed countries. There remain concerns over the short-term economic outlook and, although many of the appropriate actions have been taken, recovery will need time to take proper affect.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•  calling toll free at 1-866-839-5205 in the United States, or

•  emailing InvestorRelations@aberdeen-asset.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Christian Pittard
President

THE CHILE FUND, INC.

PORTFOLIO SUMMARY
JUNE 30, 2009 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	20.9
2.	Empresas Copec S.A.	Industrial Conglomerates	16.1
3.	Enersis S.A.	Electric Utilities	8.5
4.	Empresas CMPC S.A.	Paper & Forest Products	6.8
5.	Sociedad Química y Minera de Chile S.A.	Chemicals	6.6
6.	Banco Santander Chile	Commercial Banks	5.3
7.	S.A.C.I. Falabella S.A.	Multiline Retail	4.7
8.	Colbun S.A.	Independent Power Producers & Energy Traders	4.2
9.	Empresa Nacional de Telecomunicaciones S.A.	Diversified Telecommunication Services	4.2
10.	Viña Concha y Toro S.A.	Beverages	3.9

THE CHILE FUND, INC.

AVERAGE ANNUAL RETURNS
JUNE 30, 2009 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(1.82)%	15.66%	18.35%	10.96%
Market Value	0.12%	11.27%	19.40%	12.99%

Aberdeen may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross and net expense ratios are 2.32%.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2009 (UNAUDITED)

Description	No. of Shares	Value
EQUITY SECURITIES-96.42%
AIRLINES-3.27%
Lan Airlines S.A.	462,500	$5,554,353
BEVERAGES-5.99%
Coca-Cola Embonor S.A., Class A	560,000	669,365
Compañia Cervecerías Unidas S.A.	410,000	2,928,847
Viña Concha y Toro S.A.	3,644,000	6,585,608
		10,183,820
BUILDING PRODUCTS-0.04%
Cerámicas Cordillera S.A.†	53,165	67,050
CHEMICALS-6.56%
Sociedad Química y Minera de Chile S.A., Class B, ADR	134,650	4,872,984
Sociedad Química y Minera de Chile S.A., PNB	172,500	6,282,734
		11,155,718
COMMERCIAL BANKS-6.44%
Banco de Crédito e Inversiones	79,997	2,017,656
Banco Santander Chile	198,886,987	8,943,831
		10,961,487
DIVERSIFIED TELECOMMUNICATION SERVICES-4.20%
Empresa Nacional de Telecomunicaciones S.A.	530,611	7,141,400
ELECTRIC UTILITIES-9.47%
Almendral S.A.	17,843,402	1,713,303
Enersis S.A.	34,000,000	12,671,360
Enersis S.A., ADR	93,200	1,721,404
		16,106,067
FOOD & STAPLES RETAILING-2.60%
Cencosud S.A.	1,687,000	4,429,864

Description	No. of Shares	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-25.13%
Colbun S.A.	28,432,425	$7,225,181
Empresa Nacional de Electricidad S.A.	21,068,000	34,898,522
Empresa Nacional de Electricidad S.A., ADR	12,500	622,375
		42,746,078
INDUSTRIAL CONGLOMERATES-16.15%
Empresas Copec S.A.	2,297,185	27,462,441
METALS & MINING-2.54%
CAP S.A.	173,694	4,315,785
MULTILINE RETAIL-4.66%
S.A.C.I. Falabella S.A.	2,004,083	7,922,022
PAPER & FOREST PRODUCTS-6.75%
Empresas CMPC S.A.	435,713	11,482,319
WATER UTILITIES-2.62%
Inversiones Aguas Metropolitanas S.A.	3,850,500	4,457,520
TOTAL EQUITY SECURITIES (Cost $81,705,186)		163,985,924
SHORT-TERM INVESTMENTS-4.07%
CHILEAN MUTUAL FUND-3.92%
Fondo Mutuo Security Plus (Cost $6,242,499)	1,874,327	6,670,084

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

Description	Principal Amount (000's)	Value
GRAND CAYMAN-0.15%
Wells Fargo, overnight deposit, 0.03%, 07/01/09 (Cost $245,000)	$245	245,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,487,499)		6,915,084
TOTAL INVESTMENTS-100.49% (Cost $88,192,685)		170,901,008
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(0.49)%		(831,071)
NET ASSETS-100.00%		$170,069,937

†  Non-income producing security.

ADR  American Depositary Receipts.

PNB  Preferred Shares, Class B.

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009 (UNAUDITED)

ASSETS
Investments, at value (Cost $88,192,685) (Notes B, E, G)	$170,901,008
Cash (including $299,932 of foreign currencies with a cost of $297,980)	300,458
Total Asset	171,201,466
LIABILITIES
Payables:
Investment advisory fee (Note C)	377,471
Custodian fees	55,297
Administration fees (Note C)	52,091
Audit fees	45,014
Printing fees	33,435
Directors' fees	26,856
Other accrued expenses	69,133
Chilean taxes (Note B)	472,232
Total Liabilities	1,131,529
NET ASSETS (applicable to 10,167,060 shares of common stock outstanding) (Note D)	$170,069,937
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,167,060 shares issued and outstanding (100,000,000 shares authorized)	$10,167
Paid-in capital	81,479,267
Undistributed net investment income	1,695,521
Accumulated net realized gain on investments and foreign currency related transactions	4,178,399
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	82,706,583
Net assets applicable to shares outstanding	$170,069,937
NET ASSET VALUE PER SHARE (based on 10,167,060 shares issued and outstanding)	$16.73
MARKET PRICE PER SHARE	$15.29

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)

INVESTMENT INCOME
Income (Note B) :
Dividends	$2,909,179
Interest	194
Less: Foreign taxes withheld	(43,073)
Total Investment Income	2,866,300
Expenses:
Investment advisory fees (Note C)	679,192
Custodian fees	100,511
Administration fees (Note C)	83,321
Audit and tax fees	81,383
Directors' fees	53,474
Accounting fees (Note C)	44,819
Legal fees	24,515
Printing fees (Note C)	23,751
Shareholder servicing fees	10,571
Insurance fees	5,233
Stock exchange listing fees	1,404
Miscellaneous fees	2,634
Chilean taxes (Note B)	481,530
Total Expenses	1,592,338
Net Investment Income	1,273,962
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	4,357,766
Foreign currency related transactions	(544)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (includes $3,693 of Chilean repatriation taxes on unrealized gains) (Note B)	52,076,780
Net realized and unrealized gain on investments and foreign currency related transactions	56,434,002
NET INCREASE IN NET ASSET RESULTING FROM OPERATIONS	$57,707,964

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2009 (unaudited)	For the Year Ended December 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,273,962	$1,984,807
Net realized gain on investments and foreign currency related transactions	4,357,222	5,660,250
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	52,076,780	(76,820,491)
Net increase/(decrease) in net assets resulting from operations	57,707,964	(69,175,434)
Dividends and distributions to shareholders:
Net investment income	—	(1,626,475)
Net realized gain on investments	—	(7,725,756)
Total dividends and distributions to shareholders	—	(9,352,231)
Capital share transactions:
Issuance of 0 and 24,625 shares respectively from reinvestments of
dividends and distributions	—	406,067
Issuance of 0 and 2,509 shares through the directors compensation plan (Note C)	—	35,335
Total capital share transactions	—	441,402
Total increase/(decrease) in net assets	57,707,964	(78,086,263)
NET ASSETS
Beginning of period	112,361,973	190,448,236
End of period*	$170,069,937	$112,361,973

*  Includes undistributed net investment income of $1,695,521 and $421,559, respectively.

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2009
	(unaudited)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.05
Net investment income/(loss)	0.13	†
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	5.55
Net increase/(decrease) in net assets resulting from operations	5.68
Dividends and distributions to shareholders:
Net investment income	—
Net realized gain on investments and foreign currency related transactions	—
Total dividends and distributions to shareholders	—
Anti-dilutive impact due to capital shares tendered or repurchased	—
Net asset value, end of period	$16.73
Market value, end of period	$15.29
Total investment return (a)	55.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$170,070
Ratio of expenses to average net assets (b)	2.32	%(c)
Ratio of expenses to average net assets, excluding taxes	1.62	%(c)
Ratio of net investment income/(loss) to average net assets	1.86	%(c)
Portfolio turnover rate	8.73%

*  Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

†  Based on average shares outstanding.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes  reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

(c)  Annualized.

(d)  Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

See accompanying notes to the financial statements.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS

	For the Years Ended December 31,
	2008	2007	2006	2005	2004	2003	2002		2001	2000	1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.78	$17.33	$14.16	$15.68	$14.48	$8.39	$9.93		$11.43	$15.22	$12.59
Net investment income/(loss)	0.20 †	0.11 †	0.01	0.11	0.16	0.07	0.09	*	0.21	(0.06)†	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(7.01)	3.85	4.28	2.71	3.27	6.47	(1.70)		(0.70)	(3.36)	3.19
Net increase/(decrease) in net assets resulting from operations	(6.81)	3.96	4.29	2.82	3.43	6.54	(1.61)		(0.49)	(3.42)	3.28
Dividends and distributions to shareholders:
Net investment income	(0.16)	(0.12)	(0.03)	(0.07)	(0.47)	(0.08)	(0.09)		(0.15)	(0.01)	(0.07)
Net realized gain on investments and foreign currency related transactions	(0.76)	(2.39)	(1.09)	(4.27)	(1.76)	(0.37)	—		(0.86)	(0.58)	(0.58)
Total dividends and distributions to shareholders	(0.92)	(2.51)	(1.12)	(4.34)	(2.23)	(0.45)	(0.09)		(1.01)	(0.59)	(0.65)
Anti-dilutive impact due to capital shares tendered or repurchased	—	—	—	—	—	—	0.16		—	0.22	—
Net asset value, end of period	$11.05	$18.78	$17.33	$14.16	$15.68	$14.48	$8.39		$9.93	$11.43	$15.22
Market value, end of period	$9.82	$22.00	$16.92	$17.65	$13.99	$14.10	$7.25		$8.43	$8.44	$11.25
Total investment return (a)	(51.78)%	49.56%	2.35%	57.74%	14.93%	100.72%	(12.93)%		13.18%	(20.04)%	31.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$112,362	$190,448	$175,680	$143,603	$158,983	$146,839	$85,082		$134,289	$154,473	$218,027
Ratio of expenses to average net assets (b)	1.89%	1.79%	2.14%	1.82%	1.85%	1.74%	1.11%		2.71%	2.98%	2.16%
Ratio of expenses to average net assets, excluding taxes	1.50%	1.56%	1.91%	1.57%	1.62%	1.74%	2.01%		1.54%	1.73%	1.64%
Ratio of net investment income/(loss) to average net assets	1.13%	0.55%	0.05%	0.69%	1.12%	0.65%	1.28	%(d)	1.91%	(0.45)%	0.61%
Portfolio turnover rate	27.33%	23.29%	19.95%	37.48%	35.54%	31.94%	31.94%		29.81%	24.25%	12.01%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED)

NOTE A. ORGANIZATION

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of 06/30/2009
Airlines	$5,554,353	$—	$—	$5,554,353
Beverages	10,183,820	—	—	10,183,820
Building Products	67,050	—	—	67,050
Chemicals	11,155,718	—	—	11,155,718
Commercial Banks	10,961,487	—	—	10,961,487
Diversified Telecommunication Services	7,141,400	—	—	7,141,400
Electric Utilities	16,106,067	—	—	16,106,067
Food & Staples Retailing	4,429,864	—	—	4,429,864
Independent Power Producers & Energy Traders	42,746,078	—	—	42,746,078
Industrial Conglomerates	27,462,441	—	—	27,462,441
Metals & Mining	4,315,785	—	—	4,315,785
Multiline Retail	7,922,022	—	—	7,922,022
Paper & Forest Products	11,482,319	—	—	11,482,319
Water Utilities	4,457,520	—	—	4,457,520
Short-Term	6,670,084	245,000	—	6,915,084
Total	$170,656,008	$245,000	$—	$170,901,008

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2009, the Fund incurred $481,530 of such expense.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48 or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: On June 24, 2009, the Board of Directors (the "Board") approved a managed distribution policy. The Board determined that the Fund will pay quarterly distributions at an

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

annual rate, set once per year, that is a percentage of the average of the Fund's prior four calendar quarter end net asset values. The Board had determined that the initial percentage shall be 10%. This policy will be subject to regular review by the Board. Previously, the Fund's policy was to pay a single annual distribution. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse"), served as the Fund's investment adviser with respect to all investments. Credit Suisse received as

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the period ended June 30, 2009, Credit Suisse earned $679,192 for advisory services. Credit Suisse also provided certain administrative services to the Fund and was entitled to be reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the period ended June 30, 2009, Credit Suisse was not reimbursed for administrative services rendered to the Fund.

Celfin Capital Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to the Investment Manager, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2009, these sub-advisory fees amounted to $122,833.

For the six months ended June 30, 2009, Celfin earned approximately $18,745 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's U.S. administrator. For the period January 1, 2009 to June 30, 2009, BBH & Co. earned $40,252 for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to the Investment Manager, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the six months ended June 30, 2009, the administration fees, supplemental administration fees and accounting fees amounted to $30,311, $53,010 and $4,567, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2009, Merrill was paid $23,751 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. During the six months ended June 30, 2009, no shares were issued through the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,167,060 shares outstanding at June 30, 2009, Credit Suisse owned 14,615 shares.

NOTE E. INVESTMENT IN SECURITIES

For the six months ended June 30, 2009, purchases and sales of securities, other than short-term investments, were $11,948,584 and $12,591,366, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participated in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company as operations

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

agent for temporary or emergency purposes through June 30, 2009. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At June 30, 2009 and during the six months ended June 30, 2009, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At June 30, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $88,192,685, $86,012,417, $(3,304,094) and $82,708,323, respectively.

NOTE H. SELF-TENDER POLICY

In June 2009, the Board authorized that in the event the Fund's discount to net asset value exceeds 2% on a volume weighted average basis for the three month period ending December 31, 2009 the Fund will conduct a tender offer for 25% of the outstanding shares of the Fund. Such offer, if implemented, would be made at a price equal to 99% of net asset value per share. The tender offer will commence in the first quarter of 2010, although the exact date and the form (in cash or in-specie) remains to be determined.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE J. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Fund has adopted FAS 161 and determined there is no material impact to the financial statements for the period ended June 30, 2009.

NOTE K. SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 27, 2009.

Effective July 1, 2009, the Fund entered into a new Investment Advisory Agreement ("Advisory Fee Agreement") and an Advisory Fee Waiver Agreement ("Advisory Fee Waiver Agreement") with Aberdeen Asset Management Investment Services Limited ("AAMISL"). AAMISL will be paid a net advisory fee

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2009 (UNAUDITED)

after waiver of 1.00% of the Fund's average weekly market value or net assets (whichever is lower).

Effective July 1, 2009, the Fund entered into a new Investment Sub-Advisory Agreement ("Sub-Advisory Fee Agreement") and an Investment Sub-Advisory Fee Waiver Agreement ("Sub-Advisory Fee Waiver Agreement") with the Fund's existing sub-adviser, Celfin. The sub-adviser will be paid a net sub-advisory fee after waiver of 0.17% of the Fund's average weekly market value or net assets (whichever is lower).

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 8, 2009, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To elect one director to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac (Class I)	6,561,075	135,465

In addition to the director elected at the Meeting, James C. Cattano, Lawrence J. Fox, Steven N. Rappaport and Martin M. Torino continued as directors of the Fund.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On June 29, 2009, a Special Meeting of Shareholders of the Fund was held and the following matters were voted upon:

(1)  To approve a new Advisory Agreement between the Fund, on behalf of the Fund, and Aberdeen Asset Management Investment Services Limited.

For	Against	Abstain
4,885,358	161,518	70,386

(2)  To approve a new Sub-Advisory Agreement with respect to the Fund among Aberdeen Asset Management Investment Services Limited and Celfin Capital Servicios Financieros S.A.

For	Against	Abstain
4,881,941	163,218	72,103

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

The Board of Directors (the "Board" or "Directors") of The Chile Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the Fund's investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), is required to approve and review annually the terms of the Fund's investment advisory and sub-advisory agreements. During the period covered by this report, the Board approved: (i) an investment advisory agreement with Aberdeen Asset Management Investment Services Limited (the "Adviser") and (ii) a sub-advisory agreement with Celfin Capital Servicios Financieros S.A. (the "Sub-Adviser") (together, the "New Agreements").

The Board's consideration and approval of the New Agreements was prompted by Credit Suisse's announcement in December 2008 that it had signed an agreement to sell part of its asset management business (the "Sold Businesses") to Aberdeen PLC (the "Proposed Transaction"), which transaction would cause the Fund's then-existing investment advisory and sub-advisory agreements to terminate automatically (the "Termination"). As a result, from January through March 2009, the Board held a series of meetings to consider alternatives available for the Fund in light of the Termination. At these meetings, the Board invited representatives of Credit Suisse and Aberdeen PLC to provide information regarding the Termination and its impact on the advisory, sub-advisory and other service-provider relationships of the Fund. The Board also met with senior executives, investment professionals and compliance personnel of both Credit Suisse and Aberdeen PLC and their investment advisory subsidiaries and obtained input from senior executives and investment personnel of the Fund's sub-adviser. The Independent Directors conferred with each other and their independent legal counsel about these matters in numerous executive sessions. Throughout this period, the Independent Directors, directly and through their counsel, also requested, received and evaluated extensive information about the Adviser and its capacity and resources to manage the Fund. The Independent Directors also considered other options for the Fund, including engaging a consultant to solicit and evaluate proposals from other asset management firms and restructuring or liquidating the Fund.

After a detailed review of all information received and extensive deliberations, the Fund's Board unanimously approved the New Agreements. Each of the New Agreements was approved by a majority of the Fund's Independent Directors.

In approving the new investment advisory agreement, the Board considered all factors they believed relevant in exercising its business judgment, including the following:

(i)  the reputation, financial strength and resources of Aberdeen PLC and the Adviser;

(ii)  that Aberdeen PLC is a global and independent organization with an exclusive focus on asset management;

(iii)  Aberdeen PLC's commitment, as personally communicated by its most senior executive officers, to continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular;

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

(iv)  Aberdeen PLC's representation that, if the Adviser were approved as the Fund's investment adviser, there would be no diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services;

(v)  the qualifications and experience of portfolio management personnel of the Adviser who would be responsible for managing the Fund's investments and the Adviser's team-based investment philosophy and process;

(vi)  Aberdeen PLC's regulatory and compliance history in general and in connection with servicing existing U.S.-registered closed-end funds in particular;

(vii)  that the Adviser has experience successfully working with various sub-advisers for existing clients, and would continue to engage and collaborate in the investment process with the Sub-Adviser;

(viii)  that the investment objective and policies of the Fund will not change following the Termination;

(ix)  that any repositioning of the Fund's portfolio to transition them to the Adviser's investment style (with trading activity expected to be minimal in the short term for the Fund) would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences;

(x)  that the Adviser's broader performance record in managing other funds and accounts is comparable, and in certain cases superior, to results attained by a relevant index or peer group;

(xi)  that the Adviser has no present intention to propose any immediate changes to any of the Fund's third-party service providers;

(xii)  that, at its November 2008 meeting, the Board performed a full annual review of the then-existing advisory agreements as required by the 1940 Act and had re-approved the agreement, concluding, among other things, that the advisory fee rate charged by Credit Suisse Asset Management, LLC ("CSAM") was not excessive;

(xiii)  that the Fund's advisory fees rate would remain at the same level under the new investment advisory agreement and at certain asset levels would decrease;

(xiv)  that expenses that were absorbed by CSAM as the Fund's adviser would be absorbed by the Adviser;

(xv)  that the terms and conditions of the new investment advisory agreement are similar to those of the existing agreement;

(xvi)  that Credit Suisse and Aberdeen PLC, and not the Fund, would bear all costs of meetings, preparation of materials and solicitation in connection with obtaining approvals of the New Agreements; and

(xvii)  that the Adviser has committed to refrain from imposing or seeking to impose, for a period of two years after the closing of Proposed Transaction, any "unfair burden" (as defined in the 1940 Act) on the Fund.

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

In approving the new sub-advisory agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(i)  the reputation, financial strength and resources of the Sub-Adviser;

(ii)  the qualifications and experience of portfolio management personnel of the Sub-Adviser;

(iii)  that the Sub-Adviser has expressed a strong interest in continuing to sub-advise the Fund and collaborating with the Adviser in the investment process;

(iv)  that, at its November 2008 meeting, the Board performed a full annual review of the existing sub-advisory agreement as required by the 1940 Act and had re-approved the agreement, concluding, among other things, that: (a) it was satisfied with the nature, extent and quality of the investment sub-advisory services provided to the Fund by the Sub-Adviser; (b) the overall performance results and expense comparisons supported the re-approval of the existing sub-advisory agreement; and (c) the sub-advisory fee rate charged by the Sub-Adviser, which is payable by CSAM and not by the Fund, was not excessive; and

(v)  that the terms and conditions of the new sub-advisory agreement are similar to those of the existing sub-advisory agreement.

In its deliberations, the Board did not identify any single item that was all-important or controlling and each Director may have attributed different weights to the various factors. The Directors evaluated all information available to them and their determinations were made separately in respect of the Fund. Moreover, the Directors considered alternatives to approval of the New Agreements, including engaging a consultant to solicit and evaluate proposals from other asset management firms, but determined that such an engagement was an unnecessary expense. The Directors also considered possible restructuring or liquidation of the Fund. However, the Directors declined to pursue those options further because of their belief, after careful consideration of all factors, that appointing the Adviser and re-appointing the Sub-Adviser to manage the Fund would be in the best interest of the Fund and its shareholders.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Agreements. With respect to the Adviser, the most recent investment adviser registration form was provided to the Board, as were responses to detailed requests submitted by the Independent Directors' independent legal counsel on their behalf. The Board reviewed and analyzed these responses, which included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Board also had extensive presentations from and information sessions with senior investment personnel of the Adviser. The Board considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund.

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

With respect to the portfolio management team for the Fund, the Board considered the Adviser's explanations that (i) the Fund would be managed or overseen by the Global Emerging Markets Equity Team with over 30 members; (ii) employment of the then-existing portfolio manager for the Fund will be transferred to Aberdeen PLC subsidiaries at closing and such portfolio manager will be offered the opportunity to continue such employment, and, if employment terms are agreed to, that portfolio manager will be integrated into the team responsible for managing the Fund; and (iii) the Sub-Adviser would continue to serve as sub-adviser to the Fund in consultation with the Adviser.

With regard to the investment philosophy and process that would be followed in managing the Fund, the Board received extensive information about the buy-and-hold, low-turnover investment philosophy of, and the company-level, first-hand research investment process followed by, the Adviser's team members. Specifically, the Directors considered the Adviser's description of their investment process as primarily a bottom-up one focused on disciplined evaluation of companies through face-to-face visits with management. The Directors further considered the Adviser's explanations that: (i) no stock is bought prior to multiple on-site meetings with company management and team members' completion of a detailed written analysis of the company; (ii) company visits are rotated among team members to gain better perspective and benefit from team members' experience and to foster more objective analyses of companies; and (iii) decisions whether to buy, sell or watch a stock are made with an opportunity for all team members to provide input based on company visits and analyses by individual members. The Directors also noted the Adviser's description of its expected collaborative relationship with the Sub-Adviser. Separately, the Directors considered the Sub-Adviser's willingness to continue to serve as sub-adviser and work together with the Adviser in the investment process.

Applying this investment philosophy and process, the Adviser advised the Board that, in transitioning management responsibilities from CSAM to the Adviser, it expected trading activity to minimal in the short term from the repositioning of the Fund's investment portfolio. Furthermore, the Adviser advised the Board that it expected any repositioning to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Adviser also advised the Board that, over time, it expected low turnover for the Fund's portfolio.

The Board further considered the Adviser's extensive experience managing accounts with an investment strategy comparable to that of the Fund. In that regard, the Board noted that the Adviser managed approximately $150 million in Chilean equities as of December 31, 2008.

The Board also evaluated the ability of the Adviser and the Sub-Adviser, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding incentive and retirement plans and the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser's investment and legal compliance program and record. In this regard, the Board noted the Chairman's visit to the Adviser's London office, where he met with portfolio management and other key personnel and inquired about relevant aspects of its asset management business and operations. Additionally, the Board considered the compliance program of the U.S. registered closed-end funds managed by the Adviser and met in-person with the individual who

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

currently serves as the Chief Compliance Officer ("CCO") of those funds, whom the Board may decide to appoint as the CCO of the Fund. The Board also considered the compliance record and programs of the Sub-Adviser.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, it was satisfied with assurances from the Adviser and the Sub-Adviser as to the expected nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Investment Performance. The Board noted that the Adviser had no composite performance for Chilean equities because it managed assets in that market as part of a larger portfolio. The Board thus considered the Adviser's broader performance results and resources in managing its other funds and accounts. Based on materials provided by the Adviser about the investment performance achieved for its other funds and accounts, the Board noted that the Adviser had performance results comparable to, and in certain cases superior to, those attained by a relevant index or peer group. The Board also noted its re-approval of the Sub-Adviser at the November 2008 meeting based, in part, on the long-term performance results it has achieved for the Fund.

Fees and Economies of Scale. The Board considered that the advisory fee rate charged by the Adviser to the Fund would, at most, be the same as that charged by CSAM to the Fund and, at certain levels, would be less. The Board, which most recently reviewed and re-approved the Fund's advisory fee rates at its November 2008 meeting, determined that the fee rate charged to the Fund under the new investment advisory agreement was in the range charged by the Fund's peers. In reaching this determination, the Board considered its review of extensive independent fee data at the November 2008 meeting and its review of supplemental independent fee data at the 2009 Board meetings. The Board noted that, while management fee rates for the Fund were above the average and median management fee rates for its peer group as measured by Morningstar, the fee for the Fund was not excessive given its relatively smaller asset size vis-à-vis its peers. The Board also noted the Adviser's commitment to absorb expenses that were being absorbed by CSAM as the Fund's adviser. Furthermore, the Board considered that revised advisory fee breakpoints would be introduced, which would decrease the fee rate payable by the Fund as its asset levels increase, allowing shareholders to enjoy a share of the benefits of economies of scale, if any. Additionally, the Board noted the Adviser's representation that it will endeavor to manage the Fund in a similar fashion to comparable accounts and thus attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.

With respect to the new sub-advisory agreement, the Board considered that sub-advisory fee rate charged by the Sub-Adviser, which would be payable by Aberdeen and not the Fund, would be the same fee rate charged under the then-existing sub-advisory agreement. The Board also noted its most recent full review and re-approval of the sub-advisory fee rates at its November 2008 meeting.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by the Adviser and the Sub-Adviser under the New Agreements and the profitability to the Adviser and the Sub-Adviser of their relationships with the Fund, the Board once again considered, among other things, that there would be no increase in advisory or sub-advisory fee rates under the New Agreements. The Board further noted that, with respect to the Adviser, it was not possible to predict with certainty how the Adviser's profitability would be affected by becoming the investment adviser to the Fund but that it had been satisfied, based on its review of the projected profitability

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

of the Adviser, that the profitability from the Adviser's relationship with the Fund would not be excessive. The Board also noted that it would have opportunities to review the Adviser's profitability in the future based on actual results. With respect to the Sub-Adviser, the Board noted that it had received and considered profitability information from the Sub-Adviser at its November 2008 contract renewal meeting and observed that, in light of the costs of providing portfolio management and other services to the Fund, the profits that the Sub-Adviser received for providing those services were not excessive.

Furthermore, the Board received and considered information about the financial viability of the Adviser and the Sub-Adviser and was satisfied that the Adviser and the Sub-Adviser have adequate resources to perform the services required under the New Agreements.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies, separate accounts and institutional investors. The Board concluded that the fee rates under the New Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Board's review of independent peer group fee data.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential "fall-out" or ancillary benefits that would be received by the Adviser and the Sub-Adviser as a result of their relationship with the Fund. In this regard, the Board concluded that the Adviser and the Sub-Adviser may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered the Adviser's statements that, although it does not typically generate soft dollars from the types of transactions in which the Fund engage, brokers sometimes provide unsolicited access to financial and market databases free of charge, which may be based on trading volume. The Board further noted the Adviser's statement that it at times uses particular brokers based, in part, on those brokers providing the Adviser access to management of certain issuers, subject at all times to the Adviser's duty to seek best execution.

The Board also considered that, pursuant to the terms of the Proposed Transaction, Credit Suisse would receive up to 24.9% of the enlarged share capital of Aberdeen PLC for the Sold Businesses. The Board thus understood that Credit Suisse had an interest in having the Adviser approved under the new investment advisory agreement. The Board was advised of this fact, but did not give it any weight in its deliberations. The Board considered that the Adviser expressed an interest in managing the Fund even if the transaction with Credit Suisse failed to close.

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the New Agreements is in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the New Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Chile Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Chile Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac  Chairman of the Board of Directors

James J. Cattano  Director

Lawrence J. Fox  Director

Steven N. Rappaport  Director

Martin M. Torino  Director

Christian Pittard  President

Alan Goodson  Vice President and Secretary

Vincent McDevitt  Chief Compliance Officer

Megan Kennedy  Treasurer and Chief Financial Officer

Hugh Young  Vice President

Joanne Irvine  Vice President

Devan Kaloo  Vice President

William Baltrus  Vice President

Jennifer Nichols  Vice President

Tim Sullivan  Vice President

Lucia Sitar  Vice President

INVESTMENT MANAGER

Aberdeen Asset Management Investor Services Ltd
One Bow Churchyard
London, United Kingdom
EC4M 9HH

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

CH-SAR-0609

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a) This item is inapplicable to a semi-annual report on Form N-CSR.

(b) This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of The Chile Fund, Inc.

Date:  August 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of The Chile Fund, Inc.

Date:  August 31, 2009

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of The Chile Fund, Inc.

Date:  August 31, 2009